Exhibit 99.1

ConnectM Signs $1.7 Million Distribution Agreement with Greentech Renewables to Scale Keen Smart Heat Pump Technology

MARLBOROUGH, Mass., Nov. 10, 2025 (GLOBE NEWSWIRE) — ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a high-growth technology company powering the modern energy economy, today announced that it has entered into a $1.7 million heat pump distribution agreement with Greentech Renewables (“Greentech”). The agreement will make the Company’s Keen Labs-branded, high-efficiency heat pumps available to Greentech’s network of solar, electrical, and energy contractors, and is intended to serve as the foundation for broader scaling in 2026 and beyond.

Under the agreement, Greentech will distribute ConnectM’s Keen Heat Pumps and related smart controls, which are developed and optimized by Keen Labs (www.keenlabs.ai), ConnectM’s innovation group focused on AI and modern energy technology. By combining Keen Labs’ AI-driven technology with Greentech’s logistics, warehousing, and contractor network, the partnership aims to accelerate adoption of all-electric heating and cooling within a fully electrified home and building ecosystem.

“Greentech is already a trusted partner to contractors who are installing solar, storage, and EV charging,” said John Pitcavage, President of Home & Building Electrification at ConnectM. “ In this region, a streamlined, high-efficiency heating and cooling solution has been the missing piece. This agreement brings that capability into the same ecosystem. Our $1.7 million initial distribution commitment supports contractors who want to expand into heat pumps, while also opening the door for HVAC partners interested in electrification. Contractors are increasingly seeking to offer complete home energy solutions rather than single-category services. This partnership provides a clear pathway to expand those capabilities with training and support in place.”

The U.S. market for heat pumps continues to expand as homeowners, building owners, and public agencies look for ways to lower operating costs and meet new electrification standards. Industry researchers estimate that the global heat pump market could reach about $168 billion by 2033, nearly doubling from 2023 levels, with air source heat pumps representing the leading technology and residential applications accounting for most of the demand. Incentives remain attractive: while certain federal tax credits are set to expire within the next few months, many state and utility programs across the country continue to provide significant rebates and financing support, with some states offering incentives of up to $16,000 per home as of this publication. These programs continue to create a favorable environment for contractors and accelerate the adoption of high efficiency, all electric systems.

“Our strategy has always been to build an energy-intelligent network of assets, not just sell equipment,” said Bhaskar Panigrahi, Chief Executive Officer and Chairman of ConnectM. “Keen Labs gives us an AI core that can look across rooftop solar, battery storage, EV charging, and now heat pumps, and make these seemingly disparate assets work together. Partnering with Greentech means we can push that intelligence out through a channel that already knows how to deliver clean-energy projects at scale. This is an important step in proving that connected, electrified buildings can be done profitably for contractors and affordably for end customers.”

Market Timing and Strategic Fit

•	Homeowners are increasingly seeking seamless, all-electric comfort solutions. By adding high-efficiency heating and cooling to Greentech’s logistics, engineering, and financing support, the partnership strengthens the range of electrification options available to contractors in this region.
•	Incentives remain attractive, giving contractors powerful closing tools, especially in high-energy-cost regions.
•	HVAC is pivoting toward electrification. Many HVAC contractors lack access to renewable-energy supply chains or training in inverter-driven heat pumps. Greentech offers sourcing and training support to help contractors adopt these systems..
•	Regulatory and environmental tailwinds continue. Municipalities and states are introducing electrification mandates and limitations on fossil-fuel equipment; offering heat pumps helps contractors future-proof their businesses.

About the Keen Smart Heat Pump Line

Keen Heat Pumps, a ConnectM brand, offer fully ducted and ductless air-source solutions for residential and light commercial applications. Select single-zone models deliver heating efficiency rating (HSPF2) of 30 (all data comes from laboratory tests conducted according to DOE and AHRI standards), placing them among the highest-efficiency units in their class. The line is backed by 10-year parts and 10-year labor warranties, with labor paid to the contractor of record for qualifying service events, a structure designed to de-risk long-term ownership for both contractors and homeowners. Keen products are manufactured through an established Tier-1 OEM that supplies several global HVAC brands and maintains ESG and human-rights policies consistent with international standards.

Channel Enablement and Leasing

Because many of Greentech’s contractors already use solar leasing and project-finance platforms, the parties intend to make Keen Heat Pumps available through a dedicated leasing path so contractors can offer electrified comfort with little or no money down for the homeowner. ConnectM expects to funnel contractors from its existing HVAC businesses in Florida, New Jersey, New York, Massachusetts and other states, as well as installers onboarding through its Keen Connect platform, into this Greentech channel to accelerate volume.

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide.

For more information, visit www.connectm.com.

About Greentech Renewables

Greentech Renewables is a leading U.S. distributor of solar and electrical products, providing contractors with logistics, warehouse support, design services, and project financing across more than 100 locations nationwide. The company enables developers, EPCs, and trade professionals to deliver high-quality renewable-energy projects at scale.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

irpr@connectm.com
617-395-1333

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